SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2010

ARQULE, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	000-21429	04-3221586
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

19 Presidential Way

Woburn, MA

(Address of principal executive offices)

01801

(Zip code)

(781) 994-0300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 5, 2010, the following presentation of clinical data for ARQ 197, a selective inhibitor of the c-Met receptor tyrosine kinase under development by ArQule, Inc. (the “Registrant”) and its partner was made at the 2010 American Society of Clinical Oncology (ASCO) Annual Meeting in Chicago, Illinois:

•                  Clinical Science Symposium - Oral presentation (with slides) #LBA7502: Results from ARQ 197-209: A global randomized placebo-controlled phase II clinical trial of erlotinib plus ARQ 197 versus erlotinib plus placebo in previously treated EGFR inhibitor-naïve patients with locally advanced or metastatic non-small cell lung cancer (NSCLC).

Copies of the slides accompanying the oral presentation referred to above are attached hereto as Exhibit 99.1, and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No. 99.1   Slides accompanying oral presentation of clinical trial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARQULE, INC.
(Registrant)

/s/ Peter S. Lawrence
Peter S. Lawrence
President and Chief Operating Officer

June 7, 2010